SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                                 ______________

                                    FORM 8-K

                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                               December 29, 2002
                Date of Report (Date of earliest event reported)


                       WESTCOAST HOSPITALITY CORPORATION
               (Exact Name of Registrant as Specified in Charter)


                        Washington 001-13957 91-1032187
     (State or Other Jurisdiction (Commission file number) (I.R.S. Employer of Incorporation) Identification No.)


                            201 W. North River Drive
                                   Suite 100
                           Spokane, Washington 99201
               (Address of Principal Executive Offices, Zip Code)


                                 (509) 459-6100
              (Registrant's Telephone Number, Including Area Code)



Item 5. Other Events and Required FD Disclosure On December 29, 2002, WestCoast Hospitality Limited Partnership and the lenders under its primary revolving credit facility amended that credit facility in certain respects. A copy of the amendment is filed as an exhibit to this Form 8-K.

Item 7. Financial  Statements,  Pro Forma Financial Information and Exhibits

(c)     Exhibits.
        The  following  exhibit  is  filed  herewith:

        Exhibit No.    Exhibit
        -----------    --------------------------------------------

        10.1           Fifth Amendment to Amended and Restated Credit Agreement



                                    SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               WESTCOAST HOSPITALITY CORPORATION



Dated: January 7, 2003                          By: /s/ Arthur M. Coffey
                                                Arthur M. Coffey
                                                Executive Vice President/
                                                Chief Financial Officer


                                 EXHIBIT INDEX

Exhibit No.       Exhibit
--------------    --------------------------------------------------------------

10.1              Fifth Amendment to Amended and Restated Credit Agreement


                               FIFTH AMENDMENT TO
                      AMENDED AND RESTATED CREDIT AGREEMENT

This Fifth Amendment to Amended and Restated Credit Agreement ("Amendment") is made and entered into as of December 23, 2002, among WESTCOAST HOSPITALITY, LIMITED PARTNERSHIP, a Delaware limited partnership, formerly known as Cavanaughs Hospitality Limited Partnership (the "Borrower"), the several financial institutions that are party to this Amendment (collectively, the "Lenders"; individually, a "Lender"), and U.S. BANK NATIONAL ASSOCIATION, as administrative agent for the Lenders (the "Agent").


                                    RECITALS

A. On December 29, 1999, the Borrower, the Lenders and the Agent entered into that certain Amended and Restated Credit Agreement (together with all amendments, supplements, exhibits, and modifications thereto, the "Credit Agreement") whereby the Lenders agreed to extend certain credit facilities to the Borrower. The Borrower, the Lenders and the Agent have entered into four amendments to the Credit Agreement.

B. The Borrower has advised the Lenders that it expects to breach certain Financial Covenants as of the last day of the Borrower's fiscal quarter ending December 31, 2002, and March 31, 2003. The Borrower has requested the Lenders to modify these Financial Covenants such that compliance with these Financial Covenants shall not be required until the Borrower's fiscal quarter ending June 30, 2003.

C. The purpose of this Amendment is to set forth the terms and conditions under which the Lenders will agree to the Borrower's requests.

NOW, THEREFORE, in consideration of the mutual covenants and conditions set forth herein, the parties agree as follows:

ARTICLE I.        AMENDMENT

The Credit Agreement, as well as all of the other Loan Documents, are hereby amended as set forth herein. Except as specifically provided for herein, all of the terms and conditions of the Credit Agreement and each of the other Loan Documents shall remain in full force and effect throughout the terms of the Loans, as well as any extensions or renewals thereof.

ARTICLE II.       DEFINITIONS

2.1 Defined Terms

As used herein, capitalized terms shall have the meanings given to them in the Credit Agreement, except as otherwise defined herein or as the context otherwise requires.

2.2 Amended Defined Terms

(a) Section 1.1 of the Credit Agreement is hereby amended, effective as of the date of this Amendment, to add or modify (as the case may be) the following defined terms:

"Commitment"   means   $58,500,000   less  the  aggregate  amount  of  mandatory
prepayments made in accordance with the provisions of this Agreement, including, without limitation, Sections 2.6 and 8.2.

"Disposition" means (a) the sale, lease, conveyance or other disposition of any property, other than sales or other dispositions expressly permitted under
Section 8.2(a)(i)or (ii), and (b) the sale or transfer by the Borrower, WHC or any Subsidiary of the Borrower of any equity securities issued by any Subsidiary of the Borrower and held by such transferor Person for cash or cash equivalents.

"Net Proceeds" means, as to any Disposition by a Person, proceeds in cash, checks or other cash equivalent financial instruments as and when received by such Person, net of: (a) the direct costs relating to such Disposition excluding amounts payable to such Person or any Affiliate of such Person, (b) sale, use or other transaction taxes paid or payable by such Person as a direct result thereof, and (c) the amount required to be applied to repay principal, interest and prepayment premiums and penalties on Indebtedness secured by a lien on the asset which is the subject of such Disposition to the extent such Lien is permitted hereunder. "Net Proceeds" shall also include proceeds paid on account of any Event of Loss, net of (x) all money actually applied to repair or reconstruct the damaged property or property affected by the condemnation or taking, (y) all of the costs and expenses reasonably incurred in connection with the collection of such proceeds, award or other payments, and (z) any amounts retained by or paid to parties having superior rights to such proceeds, awards or other payments.

"Second Amendment" means that certain Second Amendment to Amended and Restated Credit Agreement dated as of June 8, 2001, and entered into among the Borrower, the Lenders and the Agent.

     (b) Section 1.1 of the Credit Agreement is hereby amended, effective January 1, 2003, to modify the following defined term:

"Interest Margin" means the number of basis points per annum determined in accordance with the following matrix and based upon the quarterly financial statements of the Borrower provided to the Agent in accordance with the terms of this Agreement for the preceding fiscal quarter. Adjustments shall be made 45 days after the end of each fiscal quarter (when quarterly financial statements are required to be delivered to the Agent); provided, however, that if the Borrower has not delivered its financial statements for the previous fiscal quarter within 45 days of the end of such fiscal quarter, then the Interest Margin in effect for the previous fiscal quarter shall continue to apply unless the Agent exercises its right to impose interest at (a) the default rate as provided for in this Agreement or (b) the rate otherwise applicable if the Borrower had timely delivered its financial statements. The Prime Margin and LIBOR Margin for each Level of the matrix set forth below shall increase, on a cumulative basis, by an additional 25 basis points on the first day of each calendar quarter, commencing July 1, 2003 until the Loan and all other obligations of the Borrower under this Agreement as paid in full and the Commitment is terminated.

----------------------- ----------- ---------------- --------------- ----------------- --------------- ------------
Level                   Level I     Level II         Level III       Level IV          Level V         Level VI
----------------------- ----------- ---------------- --------------- ----------------- --------------- ------------
Funded Debt Ratio       Less than   greater than     greater than    greater than      greater than    greater than
                        3.0         or equal to 3.0  or equal to 3.5 or equal to 4.0   or equal to 4.5 or equal to 5.0
                                    less than 3.5    less than 4.0   less than 4.5     less than 5.0
----------------------- ----------- ---------------- --------------- ----------------- --------------- ------------
Prime Margin            25          25               50              75                100             125
----------------------- ----------- ---------------- --------------- ----------------- --------------- ------------
LIBOR Margin            205         225              250             275               315             350
----------------------- ----------- ---------------- --------------- ----------------- --------------- ------------

         => means greater than or equal to
         < means less than

The margins set forth above shall apply unless there exists an Event of Default, in which case the Agent may elect to impose the default rate as provided for in this Agreement.

ARTICLE III.      CONSENTS AND AMENDMENTS

3.1 Disposition of Assets

Section 8.2 of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

(a) The Borrower shall not, and shall not suffer or permit WHC or any Subsidiary to, directly or indirectly, sell, assign, lease, convey, transfer or otherwise dispose of any property (including accounts and notes receivable, with or without recourse) or enter into any agreement to do any of the foregoing, except that so long as there exists no Default or Event of Default and so long as the proposed disposition would not cause the occurrence of a Default or an Event of Default there shall be permitted:

(i) dispositions of inventory or used, worn-out or surplus equipment all in the ordinary course of business;

(ii) the sale of equipment to the extent that such equipment is exchanged for credit against the purchase price of similar replacement equipment, or the proceeds of such sale are reasonably promptly applied, consistent with
Section 2.6, to the purchase price of such replacement equipment; and

(iii) the sale of assets (including, without limitation, Eligible Real Property) for cash at a price equal to or greater than the fair market value of such assets, provided that (A) prior to or concurrently with the completion of any such sale, the Borrower shall repay the Loans and permanently reduce the Commitment by an amount equal to the Net Proceeds from such sale of assets and
(B) Agent has approved such sale in writing.

3.2 Loans and Investments

Section 8.4 of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

The Borrower shall not purchase or acquire, or suffer or permit WHC or any Subsidiary to purchase or acquire, or make any commitment therefor, any capital stock, equity interest, or any obligations or other securities of, or any interest in, any Person, or make or commit to make any Acquisitions, or make or commit to make any advance, loan, extension of credit or capital contribution to or any other investment in, any Person including any Affiliate of the Borrower, except for:

(a) investments in Cash Equivalents;

(b) extensions of credit in the nature of accounts receivable or notes receivable arising from the sale or lease of goods or services in the ordinary course of business;

(c) extensions of credit by the Borrower, WHC or any Subsidiary to any direct or indirect wholly-owned Subsidiaries of Borrower or WHC; and

(d) investments made in connection with and constituting part of the consideration paid for Acquisitions to the extent that (i) any such Acquisition is not prohibited under Section 8.7, and (ii) any such Acquisition is approved in writing by the Required Lenders; provided that no Acquisition shall be consummated by the Borrower, WHC or any Subsidiary unless the Borrower has demonstrated to the reasonable satisfaction of the Required Lenders with pro forma financial statements prepared to reflect such Acquisition that the Borrower will be in compliance with the Financial Covenants; and provided further that Acquisitions described in Section 8.7(f) shall not require the written approval by the Required Lenders.

3.3 Use of Proceeds

Section 8.7 of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

The Borrower shall not, and shall not suffer or permit WHC or any Subsidiary to, use any portion of the Loan proceeds, directly or indirectly, (a) to purchase or carry Margin Stock, (b) to purchase or redeem any stock, partnership units or other equity interest of the Borrower or WHC; provided that Loan proceeds may be used to redeem Preferred Stock to the extent that WHC is not precluded from redeeming Preferred Stock by the provisions of this Agreement (including, without limitation, Section 8.10), (c) to repay or otherwise refinance indebtedness of the Borrower or others incurred to purchase or carry Margin Stock, (d) to extend credit for the purpose of purchasing or carrying any Margin Stock, (e) to acquire any security in any transaction that is subject to
Section 13 or 14 of the Exchange Act, or (f) to finance or refinance the acquisition of any interest in real property that is not used primarily in the hospitality business or the acquisition of any Person whose primary business is not the hospitality business except as otherwise approved by the Required Lenders and confirmed in writing by the Agent.

3.4 Restricted Payments

Section 8.10 of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

The Borrower shall not, and shall not suffer or permit WHC or any Subsidiary to, declare or make any dividend payment or other distribution of assets, properties, cash, rights, obligations or securities on account of any shares of any class of its capital stock, partnership units or other ownership interests (as the case may be), or purchase, redeem or otherwise acquire for value any shares of its capital stock partnership units or other ownership interests (as the case may be) or any warrants, rights or options to acquire such shares or partnership units, now or hereafter outstanding; except that (a) WHC or the Borrower may declare and make dividend payments or other distributions payable solely in its common stock or partnership units (as the case may be), (b) the Borrower may make distributions to its partners in an amount necessary to allow WHC to pay income and gross receipts taxes on the taxable income of the Borrower that is recognized by its partners for tax purposes, provided that (i) at the time of making the distribution there exists no Event of Default and (ii) after giving effect to any proposed distribution, there would not exist any Event of Default, (c) WHC and the Borrower may pay dividends and distributions to their shareholders or partners (as the case may be) or purchase or redeem shares of capital stock or partnership units (as the case may be), provided that (i) at the time of making the dividend, distribution, purchase or redemption payment there exists no Event of Default, (ii) after giving effect to the proposed payment, there would not exist an Event of Default, (iii) with respect to the payment of dividends on the common stock of WHC only, (A) as of the end of the fiscal quarter of WHC immediately prior to the date of the proposed payment for the four fiscal quarters then ended and as of the end of the fiscal quarter of WHC in which the date of the proposed payment is to be made for the four fiscal quarters then ended, the Funded Debt Ratio shall be less than 3.50:1.00, and
(B) after giving effect to the proposed payment, the Capitalization Ratio would not exceed 0.50:1.00, (iv) without the prior written approval of the Required Lenders, WHC shall not pay any dividends or distributions on the Preferred Stock other than those payable on January 1, 2003, and (v) purchases and redemptions of the common stock of WHC on and after June 30, 2002, shall not exceed $5,000,000 in the aggregate, (d) WHC may issue stock to partners of the Borrower in exchange for partnership units of the Borrower, and (e) any Subsidiary other than the Borrower may pay dividends and make distributions to WHC or to any Subsidiary that owns and controls more than 50% of the voting stock, membership interests or other equity interests of the Person paying the dividend or making the distribution.

3.5      Financial Covenants

Sections 8.14(a), (b) and (d) of the Credit Agreement are hereby deleted in their entirety and replaced with the following:

(a) Funded Debt Ratio As of the end of each fiscal quarter for the four fiscal quarters then ended, commencing with the fiscal quarter ending June 30, 2003, the Funded Debt Ratio shall not exceed 4.50:1.00.

(b) Recourse Funded Debt Ratio As of the end of each fiscal quarter for the four fiscal quarters then ended, commencing with the fiscal quarter ending June 30, 2003, the Recourse Funded Debt Ratio shall not exceed 3.75:1.00.

* * *

(d) Fixed Charge Coverage Ratio As of the end of each fiscal quarter for the four fiscal quarters then ended, commencing with the fiscal quarter ending June 30, 2003, the Fixed Charge Coverage Ratio shall not be less than 1.50:1.00.

3.6 Refinancing of Eligible Real Property

The Lenders hereby approve the refinancing by the Borrower of one or more parcels of the Eligible Real Property and the concurrent or subsequent reconveyance of the Eligible Real Property refinanced from the lien of the respective Deed of Trust, provided that (a) the Agent shall have approved all terms and conditions of each such refinancing in writing, (b) concurrently with the completion of any such refinancing, the Borrower apply to the outstanding principal balance of the Loans and permanently reduce the Commitment by an amount equal to all proceeds from each such refinancing net of the direct out-of-pocket costs to the Borrower relating to each such refinancing, and
(c) after giving effect to each proposed refinancing, the Borrower shall be in compliance with the Borrowing Base. The Lenders recognize that the structure of the anticipated refinancings may resemble the structure of the Morgan
Refinancing and the Subsequent Refinancings as described in the Second Amendment. The parties agree that in connection with any such refinancing, the limited liability companies formed shall constitute Tier I LLCs or Tier II LLCs (as the case may be) for all purposes under the Credit Agreement.

3.7 Pro Rata Share Schedule

Schedule 2.1  to the Credit  Agreement  is hereby  replaced  and  superceded  by
Schedule 2.1 attached to this Amendment.

ARTICLE IV.       CONDITIONS PRECEDENT

This Amendment shall be effective as of the date hereof, subject to the satisfaction of the following conditions:

(a) Amendment to Credit Agreement

The Agent shall have received this Amendment duly executed by the Borrower, WHC, the Subsidiaries that are a party hereto, the Agent and the Required Lenders.

(b) Resolutions; Incumbency

The Agent shall have received, in a form acceptable to the Agent, copies of the resolutions of the board of directors or other governing body of the Borrower and WHC authorizing the transactions contemplated hereby, certified by the Secretary or an Assistant Secretary of such Person.

(c) Loan Fee

The Borrower shall have paid the Agent, for distribution to the Lenders in accordance with the Pro Rata Share of each Lender, an amendment fee in the amount of $125,000.

(d) Collateral Documents

The Agent shall have received the following Collateral Documents, duly executed by the Borrower, WHC and the Subsidiaries (as the case may be), in forms designated by the Agent:

(i) amendments to all Deeds of Trust heretofore executed and delivered to the Agent, which amendments shall be substantially in the form designated by the Agent;

(ii) the issuance of such endorsements to each Title Insurance Policy heretofore issued in connection with the Deeds of Trust as the Agent deems necessary in its sole discretion, issued by a title insurance company reasonably acceptable to the Agent, dated as of the date of the recording of the amendment to each Deed of Trust, and in a form acceptable to the Agent; and

(iii) evidence that all other actions necessary or, in the opinion of the Agent or the Lenders, desirable, to perfect and protect the first priority security interest created by the Collateral Documents and to enhance the Agent's ability to preserve and protect its interests in and access to the Collateral, have been taken.

(e) Other Documents

The Agent shall have received such other approvals, opinions, documents or materials as the Agent or any Lender may request.

ARTICLE V.        GENERAL PROVISIONS

5.1 Representations and Warranties

The Borrower hereby represents and warrants to the Lenders that as of the date of this Amendment, there exists no Default or Event of Default. All representations and warranties of the Borrower contained in the Credit Agreement and the other Loan Documents, or otherwise made in writing in connection therewith, are true and correct as of the date of this Amendment. The Borrower acknowledges and agrees that all of the Borrower's Indebtedness to the Lenders under the Credit Agreement is payable without offset, defense or counterclaim.

5.2 Security

All Loan Documents evidencing the Agent's security interest in the Collateral on behalf of the Lenders shall remain in full force and effect, and shall continue to secure, without change in priority, the payment and performance of the Loans and all other secured obligations of the Borrower to the Agent on behalf of the Lenders.

5.3 Survival of Loan Documents

The terms and conditions of the Credit Agreement and each of the other Loan Documents shall survive until all of the Borrower's obligations under the Credit Agreement have been satisfied in full.

5.4 Payment of Fees

Within five Business Days of demand by the Agent, the Borrower shall pay directly or reimburse the Agent (as the case may be) for all Attorney Costs and other expenses in accordance with the provisions of Section 12.4 of the Credit Agreement.

5.5 Consent of Guarantors

By execution of this Amendment, each of WHC and the Subsidiaries that have executed and delivered to the Agent guaranties, security agreements and other loan documents consents to this Amendment and reaffirms its obligations under its respective guaranty, security agreement and each of the other Loan Documents to which it is a party.

5.6 Counterparts

This Amendment may be executed in one or more counterparts, each of which shall constitute an original agreement, but all of which together shall constitute one and the same agreement.

5.7 Statutory Notice

ORAL AGREEMENTS OR ORAL COMMITMENTS TO LOAN MONEY, EXTEND CREDIT, OR TO FORBEAR FROM ENFORCING REPAYMENT OF A DEBT ARE NOT ENFORCEABLE UNDER WASHINGTON LAW.

IN WITNESS WHEREOF, the Borrower, the Agent, and the Lenders have caused this Amendment to be duly executed by the respective, duly authorized signatories as of the date first above written.


                                      WESTCOAST HOSPITALITY, LIMITED PARTNERSHIP

                                      By:  WestCoast Hospitality Corporation,
                                           General Partner

                                                By
                                                Title

                                           U.S. BANK NATIONAL ASSOCIATION,
                                           as Agent

                                                By
                                                Title

                                           U.S. BANK NATIONAL ASSOCIATION,
                                           as a Lender

                                                By
                                                Title

                                            BANK OF SCOTLAND

                                                By
                                                Title

                                            BANK LEUMI USA

                                                By
                                                Title

                                            WELLS FARGO BANK,
                                            NATIONAL ASSOCIATION

                                                By
                                                Title

                                            COLUMBIA STATE BANK

                                                By
                                                Title

                                            PACIFIC NORTHWEST BANK

                                                By
                                                Title


Each of the undersigned (a) acknowledges that it has reviewed and approved this Amendment and (b) reaffirms its obligations under its respective guaranty and the other Loan Documents to which it is a party.


                                               WESTCOAST HOSPITALITY CORPORATION

                                                By
                                                Title

                                               WESTCOAST HOTELS, INC.

                                                By
                                                Title

                                               TICKETSWEST.COM, INC.

                                                By
                                                Title

                                               RED LION HOTELS, INC.

                                                By
                                                Title

                                               RED LION PROPERTIES, INC.

                                                By
                                                Title



                                  Schedule 2.1
                          Pro Rata Share of Each Lender

Lender                                 Commitment Amount                      Pro Rata Share
U.S. Bank                                      $                                30.23110949%
Bank of Scotland                               $                                21.10712409%
Columbia State Bank                            $                                17.51824817%
Pacific Northwest Bank                         $                                14.59854015%
Wells Fargo Bank                               $                                 8.51578102%
Bank Leumi                                     $                                 8.02919708%
             Total                       $58,500,000.00                              100.00%